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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated August 19, 1999 in this Registration Statement (Form N-1A No. 333-36766) of PaineWebber Municipal Money Market Series (consisting of PaineWebber
New Jersey Municipal Money Fund).



                                                           ERNST & YOUNG LLP


New York, New York
August 26, 1999





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